                         REGISTRATION RIGHTS AGREEMENT
                         -----------------------------

          THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement") is entered into
                                                    ---------
as of October 4, 1996, by and between PROTEIN POLYMER TECHNOLOGIES, INC., a Delaware corporation (the "Company"), and MBF I, LLC, a California limited
                           -------
liability company (the "Investor").
                        --------

                                    RECITAL
                                    -------


          Pursuant to an engagement letter of even date herewith between the Company and the Investor, the Investor owns, and may acquire additional, warrants (collectively, the "Warrants") to acquire shares (the "Shares") of the
                             --------                           ------
Company's common stock, $0.01 par value per share (the "Common Stock") and the
                                                        ------------
Company has agreed to register such Shares to the extent set forth herein.

          Therefore, the parties hereto hereby agree as follows:

          1. Definitions. Unless the context otherwise requires, the terms
             -----------
defined in this Section 1 shall have the meanings herein specified for all purposes of this Agreement, applicable to both the singular and plural forms of any of the terms herein defined.

          "Agreement" means this Registration Rights Agreement.
           ---------

          "Board" means the Board of Directors of the Company.
           -----

          "Common Stock" has the meaning set forth in the Recital above.
           ------------

          "Commission" means the Securities and Exchange Commission.
           ----------

          "Exchange Act" means the Securities Exchange Act of 1934, as amended.
           ------------

          "Investor" has the meaning assigned to it in the introductory
           --------
paragraph of this Agreement.

          "Person" includes any natural person, corporation, trust, association,
           ------
company, partnership, joint venture and other entity and any government, governmental agency, instrumentality or political subdivision.

                                 Exhibit 99.8

          "Prospectus" means the prospectus included in any Registration
           ----------
Statement (including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and all other amendments and supplements to the prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such prospectus.

          The terms "register," "registered" and "registration" refer to a
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registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.

          "Registration Expenses" means all reasonable expenses incurred by the
           ---------------------
Company in complying with Section 2 hereof, including all registration and filing fees, listing fees for the Shares, printing expenses, fees and disbursements of counsel for the Company, and blue sky fees and expenses in all states.

          "Registrable Securities" means all Shares and any Common Stock issued
           ----------------------
or issuable in respect of the Shares pursuant to any stock split, stock dividend, recapitalization, or similar event; provided, however, that Registrable Securities shall cease to be Registerable Securities when they may be sold pursuant to Rule 144 under the Securities Act.

          "Registration Statement" means any registration statement of the
           ----------------------
Company which covers any of the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such registration statement, including post-effective amendments, all exhibits, and all materials incorporated by reference or deemed to be incorporated by reference in such registration statement.

          "Rule 144" means Rule 144 under the Securities Act, as such Rule may
           --------
be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission (excluding Rule 144A).

          "Securities Act" means the Securities Act of 1933, as amended.
           --------------

          "Shares" has the meaning set forth in the Recital above.
           ------

          "Warrants" has the meaning set forth in the Recital above.
           --------

          2. Required Registration
             ---------------------

             (a) Registration. The Company shall, not more than once each
                 ------------
calendar year, commencing 1997, and ending 2001, (each, as applicable, a "Filing Date"), prepare and file with the Commission a Registration Statement pursuant to Rule 415 (or any appropriate similar rule that may be adopted by the Commission) under the Securities Act covering the Registrable Securities (the "Registration"). The Registration shall be on Form S-3 or another appropriate form permitting registration of such Registrable Securities for resale by such holders from time to time.

             (b) Effectiveness. The Company shall use its best efforts to cause
                 -------------
the Registration to become effective under the Securities Act as soon as practicable following the Filing Date. Subject to the requirements of the Securities Act including, without limitation, requirements relating to updating through post-effective amendments or otherwise, the Company shall use its best efforts to keep the Registration continuously effective until two months after the Registration is declared effective by the Commission. The Company shall use its best efforts to take such actions under the laws of various states as may be required to cause the resale of the Shares pursuant to the Registration to be lawful.

             (c) Suspension. Following the effectiveness of a Registration
                 ----------
Statement filed pursuant to this section, the Company may, at any time, suspend the effectiveness of such Registration for up to 60 days, as appropriate (a "Suspension Period"), by giving notice to the Investor, if the Company shall have determined that the Company may be required to disclose any material corporate development which disclosure may have a material adverse effect on the Company. Notwithstanding the foregoing, no more than two Suspension Periods (i.e., 120 days) may occur in immediate succession. The period of any such suspension of the registration statement shall be added to the period of time the Company agrees to keep the Registration Statement effective as provided in Section 2(b). The Company shall use its best efforts to limit the duration and number of any Suspension Periods. The Investor agrees that, upon receipt of any notice from the Company of a Suspension Period, the Investor shall forthwith discontinue disposition of shares covered by such Registration Statement or prospectus until the Investor (i) is advised in writing by the Company that the use of the applicable prospectus may be resumed, (ii) has received copies of a supplemental or amended prospectus, if applicable, and (iii) has received copies of any additional or supplemental filings which are incorporated or deemed to be incorporated by reference in such prospectus.

          3. Expenses of Registration. All Registration Expenses shall be borne
             ------------------------
by the Investor; Registration Expenses shall include, and in no event will the Company be obligated to pay, expenses and fees of counsel for the Investor, stock transfer taxes or underwriters' discounts or commissions relating to Registrable Securities.

          4. Incidental Registration.
             -----------------------

             (a) Each time the Company shall determine to file a registration statement under the Securities Act (other than pursuant to Section 2 hereof and other than on Form S-4, S-8 or a registration statement on Form S-l covering solely an employee benefit plan) in connection with the proposed offer and sale for money of any of its securities either for its own account or on behalf of any other security holder, the Company agrees to give promptly written notice of its determination to the Investor. Upon the written request of the Investor given within thirty (30) days after the receipt of such written notice from the Company, the Company agrees to cause all such Registrable Securities, of which the Investor has so requested registration thereof, to be included in such registration statement and registered under the Securities Act, all to the extent requisite to permit the sale or other disposition by the Investor of the Registrable Securities to be so registered.

             (b) If the registration of which the Company gives written notice pursuant to Section 4(a) is for a public offering involving an underwriting, the Company agrees to so advise the Investor as a part of its written notice. In such event the right of the Investor to registration pursuant to this Section 4 shall be conditioned upon the Investor's participation in such underwriting and the inclusion of the Investor's Registrable Securities in the underwriting to the extent provided herein. The Investor proposing to distribute its Registrable Securities through such underwriting agrees to enter into (together with the Company and the other holders distributing their securities through such underwriting) an underwriting agreement with the underwriter or underwriters selected for such underwriting by the Company, provided that such underwriting agreement is in customary form and is reasonably acceptable to the Investor requesting to be included in such registration.

             (c) Notwithstanding any other provision of this Section 4, if the managing underwriter of an underwritten distribution advises the Company and the Investor participating in such registration in writing that in its good faith judgment the number of shares of Registrable Securities and the other securities requested to be registered exceeds the number of shares of Registrable Securities and other securities which can be sold in such offering, then (i) the number of shares of Registrable Securities and other securities so requested to be included in the offering shall be reduced to that number of shares which in the good faith judgment of the managing underwriter can be sold in such offering, and (ii) such reduced number of shares shall be allocated among the Investor and the holders of other securities in proportion, as nearly as practicable, to the respective number of shares of Registrable Securities held by the Investor and other securities held by the other holders at the time of filing the registration statement. All Registrable Securities and other securities which are excluded from the underwriting by reason of the underwriter's marketing limitation and all other Registrable Securities not originally requested to be so included shall not be included in such registration and shall be withheld from the market by the holders thereof for a period, not to exceed one hundred eighty (180) days, which the managing underwriter reasonably determines is necessary to effect the underwritten public offering.

             (d) The Investor shall bear and pay (or reimburse the Company for) the expenses incurred for inclusion of the Registrable Securities in a registration under this Section 4 (including underwriters' discounts or commissions), but only to the extent such expenses would not otherwise have been incurred by the Company.

          5. Obligations of the Company. To effect the registration of the
             --------------------------
Registrable Securities, the Company shall, as expeditiously as reasonably possible:

          (a) Prepare and file with the Commission such amendments and supplements to a Registration Statement with respect to the Registrable Securities and the prospectus used in connection with such Registration Statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement.

          (b) Furnish to the Investor such numbers of copies of a Prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as it may reasonably request in order to facilitate the disposition of Registrable Securities owned by the Investor.

          (c) Use its best efforts to register and qualify the securities covered by such Registration Statement under such other securities or blue sky laws of such jurisdictions as shall be reasonably requested by the Investor, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

          (d) Notify the Investor of Registrable Securities covered by such Registration Statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the Prospectus included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

          6. Indemnification.
             ----------------

             (a) The Company will, and does hereby undertake to, indemnify and hold harmless the Investor, each of the Investor's officers, directors, partners and agents, and each Person controlling such Investor, with respect to any registration, qualification, or compliance effected pursuant to this Agreement, against all claims, losses, damages, and liabilities (or actions in respect thereto) to which they may become subject under the Securities Act, the Exchange Act, or other federal or state law arising out of or based on (i) any untrue statements of a material fact contained in any prospectus, offering circular, or other similar document (including any related Registration Statement, notification, or the like) incident to any such registration, qualification, or compliance, or based on any omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (ii) any violation or alleged violation by the Company of any federal, state or common law rule or regulation applicable to the Company in connection with any such registration, qualification, or compliance, and will reimburse the Investor, and each such director, officer, partner, agent and controlling person, for any legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability, or action; provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense, arises out of or is based on any untrue statement or omission based upon written information furnished to the Company by an instrument duly executed by the Investor and stated to be specifically for use therein.

          (b) The Investor will, if Registrable Securities held by or issuable to the Investor are included in such registration, qualification, or compliance, indemnify the Company, each of its directors, and each officer who signs a Registration Statement in connection therewith, and each person controlling the Company, against all claims, losses, damages, and liabilities (or actions in respect thereof) arising out of or based on any untrue statement of a material fact contained in any such Registration Statement, prospectus, offering circular, or other document, or any omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company, and each such director, officer, partner, and controlling person, for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability, or action, in each case to the extent, but only to the extent, that such untrue statement or omission was made in such Registration Statement, prospectus, offering circular, or other document, in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by the Investor and stated to be specifically for use therein. In no event will the Investor be required to enter into any agreement or undertaking in connection with any registration under this Agreement providing for any indemnification or contribution obligations on the part of the Investor greater than the Investor's obligations under this Agreement.

          (c) Each party entitled to indemnification under this Section 6 (the "Indemnified Party") shall give notice to the party required to provide such indemnification (the "Indemnifying Party") of any claim as to which indemnification may be sought promptly after such Indemnified Party has actual knowledge thereof, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be subject to approval by the Indemnified Party (whose approval shall not be unreasonably withheld) and the Indemnified Party may participate in such defense at the Indemnifying Party's expense if representation of such Indemnified Party would be inappropriate due to actual or potential differing interests between such Indemnified Party and any other party represented by such counsel in such proceeding; and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 6, except to the extent that such failure to give notice shall materially adversely affect the Indemnifying Party in the defense of any such claim or any such litigation. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff therein, to such Indemnified Party, of a release from all liability in respect to such claim or litigation.

          7.   Information by Investor. The Investor shall furnish to the
               -----------------------
Company such information regarding the Investor and the distribution proposed by the Investor as the Company may reasonably request in writing and as shall be required in connection with any registration, qualification, or compliance referred to in this Agreement.

          8.   Delay of Registration. The Investor shall not have any right to
               ---------------------
obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Agreement.

          9.   Rule 144 Reporting. With a view to making available to the
               ------------------
Investor the benefits of certain rules and regulations of the Commission which may permit the sale of the Registrable Securities to the public without registration, the Company agrees to use its best efforts to:

          (a) Make and keep public information available, as those terms are understood and defined in Rule 144, as long as Registrable Securities are outstanding;

          (b) File with the Commission, in a timely manner, all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

          (c) So long as the Investor owns any Registrable Securities, furnish to the Investor forthwith upon request a copy of the most recent annual or quarterly report of the Company and such other reports and documents as the Investor may reasonably request in availing itself of any rule or regulation of the Commission allowing it to sell any such securities without registration.

          10.  Miscellaneous.
               -------------

          10.1 Waivers and Amendments. This Agreement or any provision hereof
               ----------------------
may be amended, waived, discharged or terminated only by a statement in writing signed by the Company and the Investor. No waiver by any party of the breach of any term or provision contained in this Agreement, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such breach, or a waiver of the breach of any other term or covenant contained in this Agreement.

          10.2   Notices. All notices, requests, consents and other
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communications required or permitted hereunder shall be in writing and shall be delivered, or mailed first class prepaid, registered or certified mail,

          (a) If to the Investor, at 8 East 83rd Street, 5-D, New York, New York 10028, Attention: Mr. Mark B. Fisher, or at such other address as the Investor may specify by written notice to the Company, or

          (b) If to the Company, at 10655 Sorrento Valley Road, San Diego, California 92121, Attention: Mr. J. Thomas Parmeter, or at such other address as the Company may specify by written notice to the Investor,

          (c) Each such notice, request, consent and other communication shall for all purposes of the Agreement be treated as being effective or having been given when delivered, if delivered personally, or, if sent by mail, at the earlier of its actual receipt or three (3) days after the same has been deposited in a regularly maintained receptacle for the deposit of United States mail, addressed and postage prepaid as aforesaid.

          10.3   Severability. Should any one or more of the provisions of this
                 ------------
Agreement or of any agreement entered into pursuant to this Agreement be determined to be illegal or unenforceable, all other provisions of this Agreement and of each other agreement entered into pursuant to this Agreement, shall be given effect separately from the provision or provisions determined to be illegal or unenforceable and shall not be affected thereby.

          10.4   Parties in Interest. All the terms and provisions of this
                 -------------------
Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto, whether so expressed or not. Subject to the immediately preceding sentence, this Agreement shall not run to the benefit of or be enforceable by any Person other than a party to this Agreement and its successors and assigns.

          10.5   Headings. The headings of the sections, subsections and
                 --------
paragraphs of this Agreement have been inserted for convenience of reference only and do not constitute a part of this Agreement.

     10.6  Choice of Law.  It is the intention of the parties that the internal
           -------------
substantive laws, and not the laws of conflicts, of the State of California should govern the enforceability and validity of this Agreement, the construction of its terms and the interpretation of the rights and duties of the parties.

     10.7  Counterparts.  This Agreement may be executed in any number of
           ------------
counterparts and by different parties hereto in separate counterparts, with the same effect as if all parties had signed the same document. All such counterparts shall be deemed an original, shall be construed together and shall constitute one and the same instrument.

     10.8  Priority.  Notwithstanding anything to the contrary in this
           --------
Agreement, all registration rights pursuant to this Agreement are subject to the existing and prior registration rights of the holders of the Company's Series D Preferred Stock under that certain Amended and Restated Registration Rights Agreement entered into as of September 14, 1995 by and among the Company and the holders of the Company's Series D Preferred Stock, a copy of which has been delivered to MBF.

                [REGISTRATION RIGHTS AGREEMENT SIGNATURE PAGE]

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed personally or by a duly authorized representative thereof as of the day and year first above written.


                                       PROTEIN POLYMER TECHNOLOGIES, INC.
                                       a Delaware corporation



                                       By:     /s/ J. THOMAS PARMETER
                                          ---------------------------------
                                            J. Thomas Parmeter, President
                                             and Chief Executive Officer


                                       MBF I, LLC,
                                       a California limited liability company


                                       By:        /s/ MARK B. FISHER
                                          ---------------------------------
                                              Mark B. Fisher, President